                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)  January 27, 1994


                       TURNER BROADCASTING SYSTEM, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Georgia
                   ---------------------------------------
                   (State of incorporation or organization)



                0-9334                                  58-0950695
- ----------------------------------------  ------------------------------------
        (Commission File Number)          (I.R.S. Employer Identification No.)

   One CNN Center, Atlanta, Georgia             30303
- ----------------------------------------  -------------------
(Address of principal executive offices)      (Zip Code)

                                (404) 827-1700
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 7.  EXHIBITS


         (c)     Exhibits

                 1(c) - Terms Agreement dated January 27, 1994 among Turner Broadcasting System, Inc. (the "Company") and Goldman, Sachs & Co., CS First Boston Corporation and Merrill Lynch & Co., and the Underwriting Agreement Basic Provisions dated June 30, 1993 incorporated by reference therein

                 4(f) - Form of Officers' Certificate establishing the terms of the Company's 7.40% Senior Notes due February 1, 2004 with Form of Note attached

                 4(g) - Form of Officers' Certificate establishing the terms of the Company's 8.40% Senior Debentures due February 1, 2024 with form of Debenture attached

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                        TURNER BROADCASTING SYSTEM, INC.
                                                   (Registrant)



Date:  February 2, 1994                 By: /s/ William S. Ghegan
                                            -----------------------------------
                                           Name:  William S. Ghegan
                                           Title: Vice President and Controller
                                                  and Chief Accounting Officer

                                 EXHIBIT INDEX

Exhibits                                                                                                                Page
- --------                                                                                                                ----
1(c) -           Terms Agreement dated January 27, 1994 among Turner Broadcasting System, Inc. and Goldman, Sachs &
                 Co., CS First Boston Corporation and Merrill Lynch & Co., and the Underwriting Agreement Basic
                 Provisions dated June 30, 1993 incorporated by reference therein

4(f) -           Form of Officers' Certificate establishing the terms of the Company's 7.40% Senior Notes due
                 February 1, 2004 with form of Note attached.

4(g) -           Form of Officers' Certificate establishing the terms of the Company's 8.40% Senior Debentures due
                 February 1, 2024 with form of Debenture attached.